UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2008


                        NAVIDEC FINANCIAL SERVICES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                          000-51139                  13-4228144
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                          456 Madison, Denver, CO 80206
                          -----------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (303) 222-1000
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))



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                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The Board of Directors of Navidec declared two dividend distributions for its shareholders as of September 8, 2008, record date.

The first dividend is a distribution of two Navidec Warrants to purchase common shares of Navidec, $.001 par value, for each share of Navidec. The Units consist of an A Warrant, exercisable at $2.00 per share until July 1, 2013, and a B Warrant exercisable at $4.00 per share until July 1, 2013.

The second dividend is distribution of a Unit of Northsight, Inc ("Northsight"). The Units will be distributed one Unit of Northsight for each 2.27336 shares of Navidec. Navidec currently owns 20,000,000 Units of Northsight. Navidec will distribute 4,000,000 Units to its shareholders resulting in Navidec owning
16,000,000 after the dividend distribution. The Northsight Units to be distributed will consist of one share of Northsight, a Northsight A Purchase Warrant, exercisable at $2.00 per share until July 1, 2013, and a B Purchase Warrant exercisable at $4.00 per share until July 1, 2013.

Navidec Financial Services, Inc.

Navidec Financial Services, Inc. is in the business of creating or acquiring a controlling interest in development stage enterprises with the expectation of further developing the enterprise and then taking the enterprise public. Navidec is currently developing Northsight, Inc., a 98% owned subsidiary, which is focused on providing residential real estate purchasers or investors bridge and permanent financing to purchase discounted or foreclosed residential real estate property

Company information distributed through the Market Access Program is based upon information that Standard & Poor's considers to be reliable, but neither Standard & Poor's nor its affiliates warrant its completeness or accuracy, and it should not be relied upon as such. This material is not intended as an offer or solicitation for the purchase or sale of any security or other financial instrument.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

On July 10, 2008, the Company issued a press release. The press release is attached as Exhibit 99 to this 8-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 15, 2008               NAVIDEC FINANCIAL SERVICES, INC.




                                  By:      /s/ John R. McKowen
                                           -----------------------------------
                                           John R. McKowen, CEO